================================================================================

                             BOYAR VALUE FUND, INC.
                             ----------------------


                                  ANNUAL REPORT
                                DECEMBER 31, 2001


                                  FUND MANAGER
                                  ------------
                     LADENBURG THALMANN FUND MANAGEMENT INC.
                               590 Madison Avenue
                               New York, NY 10022

     INVESTMENT ADVISER                                   ADMINISTRATOR
     ------------------                                   -------------
BOYAR ASSET MANAGEMENT, INC.                     INTEGRATED FUND SERVICES, INC.
     35 East 21st Street                             221 East Fourth Street
     New York, NY 10010                                    Suite 300
       1-212-995-8300                                 Cincinnati, OH 45202

================================================================================

                                                               February 11, 2002

Dear Boyar Value Fund Shareholder:

PERFORMANCE RESULTS
-------------------

o Boyar Value Fund bested all the leading indices listed below during Calendar 2001, advancing 15.31%. In fact, all the widely followed averages listed below, with the exception of the Russell 2000 Index, which gained 2.5%, ended in negative territory for the second consecutive year.

                              CALENDAR 2001 RESULTS
                              ---------------------

BOYAR VALUE FUND    RUSSELL 2000 INDEX    DJIA      S&P 500     NASDAQ Comp.
----------------    ------------------    ----      -------     ------------
     +15.3%                +2.5%          -5.4%      -11.9%        -20.8%

*Net of maximum sales charge of 5.00%.

                    AVERAGE ANNUAL TOTAL RETURNS
                    ----------------------------
                                                                      Since
                                                                    Inception
For the periods ended December 31, 2001       1 Year      3 Year     (5/5/98)
---------------------------------------       ------      ------     --------

BOYAR VALUE FUND:
  At NAV                                      15.31%      12.16%       9.12%
  With Sales Charge*                           9.54%      10.26%       7.59%
  After taxes on distributions*                9.53%      10.04%       7.38%
  After taxes on distributions and
     the sale of Fund shares*                  5.86%       8.32%       6.13%
RUSSELL 2000 INDEX                             2.49%       6.42%       1.63%
S&P 500 Index                                -11.88%      -1.03%       1.94%
Lipper Multi Cap Value Category               -1.78%       5.37%       4.20%

A LOOK BACK AT 2001
-------------------

o Goodbye and good riddance to 2001. If we had but one wish that could be granted, it would be that September 10th live in perpetuity.

o In terms of the stock market and the economy 2001 was in many ways a replay of the prior year.

o Although the Dow Jones Industrial Average has advanced more than 14% since its September 21st low, the NASDAQ lost a whopping 30%, and the S&P 500 more than 10% during the same period. The fact remains that all 3 indices ended the year in negative territory.

o In fact this will mark the first time since 1974 that the stock market as measured by the Dow Jones Industrial has racked up two consecutive losing years. Suffering back-to-back losing years is clearly unusual. On average it has happened once every 25 years. Since 1841 there have been eight times that such a phenomenon has occurred. It is interesting to note that during that time frame the average return in the third year following two years of successive losses averaged 18.5%. During the following five years nominal gains compounded at 11.5% per annum. There was only one time that the Dow after suffering two consecutive loss years did not turn positive, and it occurred during the Great Depression (1929-14.6%, 1930-28.4% and 1931-44.4%). I wouldn't assume that, just because we had two bad years in a row, there are great times just around the corner.

A LOOK AHEAD
------------

o Has the bear finally gone back into hibernation? Or will it rear its ugly head again in 2002 and ruin the recent run up as the market did this summer when a rally that began in April fizzled out? A key argument for a sustained rebound is historical precedent. Since World War II there have been 10 bear markets, which posted average declines of 29% and lasted just 15 months. The current bear market - unleashed by the bursting of the Internet stock bubble, a significant and prolonged collapse in capital spending, particularly in information technology and telecommunications, and an unusually sharp drop in corporate profitability has lasted longer, at more than 20 months. And it has cut deeper with declines in individual stocks, of more than 40% on average.

o Beside the historical precedent argument for a new bull market, the bulls also point to the following:

     (A)  Historically low interest rates.

     (B) Money market accounts hold a record of $2.3 trillion in deposits, yielding a paltry 2%.

     (C)  Savings rate is increasing.

     (D) A record amount of home refinancings were recorded this year, significantly improving household cash flows.

     (E) A decline in the cost of petrol products, the equivalent of mini-tax cut.

     (F) The recent resurgence in take-over activity is usually an early indicator that confidence, at least at the corporate level is improving.

     (G) Companies have been reducing costs and paring payrolls, which should lead to higher margins once business perks up.

     (H) Consumer confidence, according to the latest two University of Michigan polls is clearly on the mend.

o    The bears on the other hand point to the following:

     (A) From a historical perspective, the stock market as measured by the leading indices is way too high, and it is certainly high relative to where we are in the business cycle.

     (B) Although inventories are down significantly at telecommunications and information technology producers, the users are still slashing capital expenditure budgets, and any pick up in these sectors is still at least a year away.

     (C)  The two areas that kept the economy from going into recession  earlier
          - housing and autos will not be as robust in 2002.

     (D) The second year of a first term President has not been nearly as robust for the stock market as the third or fourth year.

     (E) Enronitis- Companies with complex capital structures will see their P/E Ratio's negatively impacted.

o From our vantage point the key as to whether the leading indices will end in positive territory in 2002 will rest solely on how quickly corporate profits begin to accelerate. If corporations begin to materially exceed analysts' expectations by the middle of 2002, and analysts have to positively alter their forecasts for the second half of the year, the market could rise somewhat... certainly the reverse of 2001, when analysts reduced their profit forecasts throughout the year. Our bet is that good stock picking will once again best the averages in 2002.

MILESTONES AT BOYAR VALUE FUND
------------------------------

o Boyar Value Fund maintained its four-star rating from Morningstar* for the 3-year period ended 12/31/01 in the Mid-Cap Value Fund Category (out of 4,811 domestic equity funds).

o According to Lipper, Inc. the Boyar Value Fund ranked in the top 2% (8 out of 479 multi-cap value funds) -for the 1-year period ended 12/31/01.**

o As you know the Fund attempts to be tax efficient, in that regard Morningstar rewarded us with a 97.57% tax efficiency ratio.

o Most of you are aware the Fund commenced operations on May 5, 1998. By the end of the first year we had approximately $1.4 million in net assets. At the end of calendar 2001 we reached net assets of $12,455,031.

o The competition to capture mutual fund assets is quite fierce. Most all of the large mutual fund families have considerable sales forces and extensive marketing budgets. In many instances, no matter how great your track record, in order to be on the preferred list of funds for full-service brokers, you have to make a fairly significant upfront payment, an arrangement known as revenue sharing. Since Boyar Value Fund currently does not utilize any of these tactics we are counting on good performance and referrals to grow. We would appreciate telling your friends and business associates about the Boyar Value Fund.

BOYAR VALUE FUND PHILOSOPHY GOALS
---------------------------------

o The Boyar Value Fund tends to buy the common shares of publicly traded businesses that are selling in the market place at significant discounts to our estimate of their intrinsic or private market value. We will not, and never have, invested in fads or gimmicks such as the Internet.

o Furthermore, a substantial number of the businesses that we invest in are either not widely followed by the majority of Wall Street brokerage houses or may have plummeted in value because they failed to meet analysts' earnings expectations.

o Purchasing out of favor companies may inhibit short-term performance, since it may take some time for these companies to right themselves. On the other hand, we believe that it does create a "margin of safety," since most of these companies have plummeted in value by such a margin that most of the downside risk has been significantly reduced.

o Over an investment time horizon of three to five years, it is our hope that these undervalued corporations will be re-evaluated upward by the stock market or the assets of the businesses may be acquired by a third party.

o By utilizing this long-term "Buy and Hold" strategy it allows capital to compound without the return-eroding effect of commissions and capital gains taxes. Such an orientation may sound stodgy, but we firmly believe this approach is as important to investment success as picking the right stocks at the right price and at the right time.

If you have any questions please do not hesitate to call (212) 995-8300.

                                        Very truly yours,

                                        Mark A. Boyar
                                        Chief Investment Officer

* Morningstar ratings reflect historical risk-adjusted performance and are subject to monthly changes. Therefore, past ratings are not a guarantee of future results. The ratings are calculated from a Fund's average annual total return with appropriate sales charge adjustment and a risk factor that reflects Fund performance relative to three-month Treasury bill returns. A 5-star rating means that the Fund is in the top 10% of domestic stock funds; if the Fund falls in the next 22.5% it receives 4-stars; the next 35% earns 3-stars; the next 22.5% earn 2-stars; and the bottom 10% earn only 1-star. Out of a total 4,811 Domestic Equity Funds for the 3-year period ended December 31, 2001, the Boyar Value Fund received 4-stars in the Mid-Cap Value Category. The Fund's inception date was May 5, 1998.

** Lipper Inc. rankings are based on total returns and do not include sales charges. If they had, returns would be lower. The Fund was ranked in the top 12% (40 out of 549 Multi-Cap Value Funds) for the 3 years ending 12/31/01.

Past performance is not a guarantee of future results.

From time to time, the investment adviser or investment manager may waive some fees and/or reimburse Fund expenses, which, if not waived or reimbursed, may lower Fund performance.

The Fund is distributed by Ladenburg Thalmann & Co., Inc.

        Comparison of the Change in Value of a $10,000 Investment in the Boyar Value Fund, Inc., the Russell 2000 Index, the Russell 2000
                 Value Index and the Russell Midcap Value Index

                                                              12/01
                                                              -----
           Boyar Value Fund, Inc.                            $13,075
           Russell 2000 Index                                $10,637
           Russell 2000 Value Index                          $11,853
           Russell Midcap Value Index                        $11,691
           S&P 500 Index                                     $10,730

                          ----------------------------
                             Boyar Value Fund, Inc.
                          Average Annual Total Return*

                            1 Year    Since Inception**
                            9.54%          7.59%
                          ----------------------------

* The average annual total returns shown above are adjusted for the maximum applicable sales charge of 5.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**   Commencement of operations was May 5, 1998.

                             BOYAR VALUE FUND, INC.

                       STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2001


ASSETS
       Investment securities:
            At cost                                                 $ 11,115,482
                                                                    ============
            At market value                                         $ 12,378,505
       Accrued income                                                      4,101
       Receivable for capital shares sold                                 62,316
       Organization expenses, net                                         23,708
       Other assets                                                       17,496
                                                                    ------------
            TOTAL ASSETS                                              12,486,126
                                                                    ------------

LIABILITIES
       Payable to Adviser                                                 11,761
       Payable to Affiliates                                               4,645
       Other accrued expenses and liabilities                             14,689
                                                                    ------------
            TOTAL LIABILITIES                                             31,095
                                                                    ------------

NET ASSETS                                                          $ 12,455,031
                                                                    ============

NET ASSETS CONSIST OF:
Paid-in capital                                                     $ 11,040,596
Accumulated net realized gains from security transactions                151,412
Net unrealized appreciation on investments                             1,263,023
                                                                    ------------
NET ASSETS                                                          $ 12,455,031
                                                                    ============

Shares of beneficial interest outstanding (1,000,000,000 shares
       authorized, $0.001 par value)                                     932,981
                                                                    ============

Net asset value and redemption price per share                      $      13.35
                                                                    ============

Maximum offering price per share                                    $      14.05
                                                                    ============

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 2001


INVESTMENT INCOME
       Dividends                                                   $     63,451
       Interest                                                          99,078
                                                                   ------------
             TOTAL INVESTMENT INCOME                                    162,529
                                                                   ------------

EXPENSES
       Investment advisory fees                                          50,033
       Management fees                                                   50,033
       Distribution expenses                                             24,899
       Directors' fees and expenses                                      24,489
       Accounting services fees                                          24,000
       Amortization of organization expenses                             17,780
       Registration fees                                                 15,910
       Administrative services fees                                      15,183
       Transfer agent fees                                               14,400
       Insurance expense                                                 13,374
       Shareholder report costs                                          12,550
       Custodian fees                                                     7,076
       Professional fees                                                  6,500
       Postage and supplies                                               6,050
       Other expenses                                                     1,406
                                                                   ------------
             TOTAL EXPENSES                                             283,683
       Fees waived and expenses reimbursed                             (109,692)
                                                                   ------------
             NET EXPENSES                                               173,991
                                                                   ------------

NET INVESTMENT LOSS                                                     (11,462)
                                                                   ------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
       Net realized gains from security transactions                    255,459
       Net change in unrealized appreciation/
          depreciation on investments                                   913,759
                                                                   ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                      1,169,218
                                                                   ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $  1,157,756
                                                                   ============

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                              For the Year     For the Year
                                                                 Ended            Ended
                                                              December 31,     December 31,
                                                                  2001             2000
                                                              ------------     ------------
FROM OPERATIONS
       Net investment income (loss)                           $    (11,462)    $     14,264
       Net realized gains from security transactions               255,459           69,719
       Net change in unrealized appreciation/
          depreciation on investments                              913,759          (10,425)
                                                              ------------     ------------
Net increase in net assets from operations                       1,157,756           73,558
                                                              ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS
       From net investment income                                     (255)         (14,010)
       From net realized gains                                      (2,435)        (145,753)
                                                              ------------     ------------
Total distributions                                                 (2,690)        (159,763)
                                                              ------------     ------------

FROM CAPITAL SHARE TRANSACTIONS
       Proceeds from shares sold                                 6,480,853        3,818,725
       Net asset value of shares issued in
            reinvestment of distributions to shareholders            2,618          155,716
       Payments for shares redeemed                             (1,558,696)      (1,647,690)
                                                              ------------     ------------
Net increase in net assets from capital share transactions       4,924,775        2,326,751
                                                              ------------     ------------

TOTAL INCREASE IN NET ASSETS                                     6,079,841        2,240,546

NET ASSETS
       Beginning of year                                         6,375,190        4,134,644
                                                              ------------     ------------
       End of year                                            $ 12,455,031     $  6,375,190
                                                              ============     ============

CAPITAL SHARE ACTIVITY
       Sold                                                        505,214          315,928
       Reinvested                                                      196           13,447
       Redeemed                                                   (122,894)        (151,748)
                                                              ------------     ------------
       Net increase in shares outstanding                          382,516          177,627
       Shares outstanding, beginning of year                       550,465          372,838
                                                              ------------     ------------
       Shares outstanding, end of year                             932,981          550,465
                                                              ============     ============

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                              FINANCIAL HIGHLIGHTS

                    Selected Per Share Data and Ratios for a
                    Share Outstanding Throughout Each Period

                                                       Year                Year              Year            Period
                                                      Ended               Ended             Ended             Ended
                                                   December 31,        December 31,      December 31,      December 31,
                                                       2001                2000              1999            1998 (a)
                                                   ------------        ------------      ------------      ------------
Net asset value at beginning of period             $      11.58        $      11.09      $       9.72      $      10.00
                                                   ------------        ------------      ------------      ------------

Income (loss) from investment operations:
      Net investment income (loss)                        (0.01)               0.03              0.01              0.03
      Net realized and unrealized gains
          (losses) on investments                          1.78                0.76              1.37             (0.28)
                                                   ------------        ------------      ------------      ------------
Total from investment operations                           1.77                0.79              1.38             (0.25)
                                                   ------------        ------------      ------------      ------------

Less distributions:
      From net investment income                          (0.00)(b)           (0.03)            (0.01)            (0.03)
      From net realized gains on investments              (0.00)(b)           (0.27)               --                --
                                                   ------------        ------------      ------------      ------------
Total distributions                                       (0.00)              (0.30)            (0.01)            (0.03)
                                                   ------------        ------------      ------------      ------------

Net asset value at end of period                   $      13.35        $      11.58      $      11.09      $       9.72
                                                   ============        ============      ============      ============

Total return (c)                                         15.31%               7.10%            14.24%            (2.46%)(d)
                                                   ============        ============      ============      ============

Net assets at end of period                        $ 12,455,031        $  6,375,190      $  4,134,644      $  1,415,827
                                                   ============        ============      ============      ============

Ratio of net expenses to average net assets (e)           1.75%               1.75%             1.75%             1.75%(f)

Ratio of net investment income
     (loss) to average net assets                        (0.12%)              0.30%             0.15%             0.66%(f)

Portfolio turnover rate                                     17%                 42%                8%                0%

(a) Represents the period from the commencement of operations (May 5, 1998) through December 31, 1998.
(b)  Amount rounds to less than $0.01.
(c)  Total returns shown exclude the effect of applicable sales loads.
(d)  Not annualized.
(e) Absent fees waived and expenses reimbursed, the ratio of expenses to average net assets would have been 2.85%, 3.95%, 5.28% and 13.19% (f) for the periods ended December 31, 2001, 2000, 1999, and 1998, respectively.
(f)  Annualized.

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                                December 31, 2001

                                                                     MARKET
   SHARES                                                             VALUE
   ------                                                             -----
                COMMON STOCKS -- 67.2%
                CONSUMER, CYCLICAL -- 37.3%
       1,500    AOL Time Warner, Inc. (a)                           $     48,150
       4,500    Cablevision Systems - Class A (a)                        213,525
      10,500    Carnival Corp. - Class A                                 294,840
       1,500    Dow Jones & Company, Inc.                                 82,095
       4,000    Dun & Bradstreet Corp. (a)                               141,200
       6,000    Ethan Allen Interiors Inc.                               249,540
      56,300    Hanover Direct, Inc. (a)                                  20,268
       9,000    Hasbro, Inc.                                             146,070
      30,100    Hilton Hotels Corp.                                      328,692
      14,000    IHOP Corp. (Int'l House of Pancakes) (a)                 410,200
       8,000    Mattel, Inc.                                             137,600
       5,000    Meredith Corp.                                           178,250
      10,000    MGM Mirage (a)                                           288,700
      16,600    Midas, Inc.                                              190,900
       4,000    Neiman Marcus Group, Inc.                                124,280
      26,100    Playboy Enterprises - Class B (a)                        440,828
       1,100    Readers Digest Assoc - Class A                            25,388
      10,000    Regis Corp.                                              257,800
      42,100    Spiegel Inc.                                             191,555
      10,200    Toys R Us, Inc.                                          211,548
       3,153    Viacom, Inc. - Class B                                   139,205
       5,340    Vivendi Universal SA - ADR                               287,239
      11,000    Walt Disney Company                                      227,920
                                                                    ------------
                                                                       4,635,793
                                                                    ------------

                CONSUMER, NON-CYCLICAL -- 4.4%
       5,000    Cendant Corp. (a)                                         98,050
         200    IMS Health Inc.                                            3,902
      20,100    PepsiAmericas Inc.                                       277,380
       8,500    Tupperware Corp.                                         163,625
                                                                    ------------
                                                                         542,957
                                                                    ------------

                FINANCIAL SERVICES -- 15.5%
       2,000    American Express Co.                                      71,380
       3,000    Banc One Corp.                                           117,150
       2,500    Bank of New York Co., Inc.                               102,000
       6,100    Citigroup, Inc.                                          307,928
      17,900    Covest Bancshares, Inc.                                  334,730
       7,500    Hudson United Bancorp                                    215,250
       7,750    JP Morgan Chase & Co.                                    281,713
       2,200    Lehman Brothers Holdings, Inc.                           146,960
       9,000    Moody's Corp.                                            358,740
                                                                    ------------
                                                                       1,935,851
                                                                    ------------

                             BOYAR VALUE FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                                December 31, 2001

                                                                     MARKET
   SHARES                                                             VALUE
   ------                                                             -----
                INDUSTRIAL -- 2.5%
      15,000    Aviall Inc. (a)                                     $    113,250
       5,000    Diebold, Inc.                                            202,200
                                                                    ------------
                                                                         315,450
                                                                    ------------
                TECHNOLOGY -- 4.8%
      19,000    CDI Corp. (a)                                            361,000
       2,000    Comcast Corp. - Class A                                   72,000
       4,400    Cross (A.T.) Co. - Class A                                25,960
       6,000    DSP Group, Inc. (a)                                      139,560
          10    Synavant, Inc.                                                40
                                                                    ------------
                                                                         598,560
                                                                    ------------
                UTILITIES -- 2.7%
       2,000    Alltel Corp.                                             123,460
      11,600    AT&T Corp.                                               210,424
                                                                    ------------
                                                                         333,884
                                                                    ------------

                TOTAL COMMON STOCKS (Cost $7,099,637)               $  8,362,495
                                                                    ------------

     PAR
     ---
                U.S. GOVERNMENT AND AGENCY OBLIGATIONS-- 28.9%
$  3,602,000    Federal Home Loan Bank, due 01/02/02, Zero Coupon
                  (Cost $3,601,835)                                 $  3,602,000
                                                                    ------------

   SHARES
   ------
                MONEY MARKETS -- 3.3%
     414,010    First American Treasury (Cost $414,010)             $    414,010
                                                                    ------------


                TOTAL INVESTMENT SECURITIES-- 99.4%
                  (Cost $11,115,482)                                $ 12,378,505

                OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.6%              76,526
                                                                    ------------

                NET ASSETS-- 100.0%                                 $ 12,455,031
                                                                    ============

(a)  Non-income producing security.
ADR - American Depository Receipt.

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2001


1.   SIGNIFICANT ACCOUNTING POLICIES

Boyar Value Fund, Inc. (the Fund), is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended, (the 1940 Act), and was incorporated on February 28, 1997 under the laws of the State of Maryland. The Fund was capitalized on November 19, 1997, when the initial 10,000 shares of the Fund were purchased at $10.00 per share. Except for the initial purchase of shares, the Fund had no operations prior to the commencement of operations on May 5, 1998.

The Fund seeks to provide long-term capital appreciation through investment in equity securities which are believed by the Adviser to be intrinsically undervalued.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern Time). Securities traded on a national stock exchange or quoted by NASDAQ are valued at their closing sales price on the principal exchange where the security is traded or, if not traded on a particular day, at their closing bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Directors. Investments in investment companies are valued at their respective net assets values as reported by such companies. The differences between cost and market values of investments are reflected as either unrealized appreciation or depreciation.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. Effective May 1, 2000, the maximum offering price per share of the Fund is equal to the net asset value per share plus a sales load equal to 5.26% of net asset value (or 5.00% of the offering price) and a contingent deferred sales charge of 1.00% if redeemed within a one-year period from the date of purchase. The redemption price per share is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid annually. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Organization expenses -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2001


Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

On December 26, 2001, the Fund declared and paid a long-term capital gain of $2,435 or $0.0026 per share to shareholders of record on December 24, 2001. In January of 2002, shareholders were provided with Form 1099-DIV which reported the amount and tax status of the capital gain distribution paid during calendar year 2001.

The tax character of distributions paid for the year ended December 31, 2001 and 2000 were:

                                                 2001              2000
                                              ----------        ----------

     From ordinary income                     $      255        $   14,009
     From long-term capital gains                  2,435           145,754
                                              ----------        ----------
                                              $    2,690        $  159,763
                                              ==========        ==========

The Fund reclassified $11,463 of net investment loss to paid-in capital on the Statement of Assets and Liabilities as of December 31, 2001. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on the Fund's net assets or net asset value per share.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2001


As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

     Cost of portfolio investments                          $ 11,128,281
                                                            ============
     Gross unrealized appreciation                             1,685,293
     Gross unrealized depreciation                              (435,069)
     Undistributed long-term gain                                164,211
                                                            ------------
       Accumulated earnings                                 $  1,414,435
                                                            ============

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

2.   INVESTMENT TRANSACTIONS

For the year ended December 31, 2001,  cost of purchases and proceeds from sales
of  portfolio  securities,  other  than  short-term  investments,   amounted  to
$3,218,937 and $1,183,969, respectively.

3.   TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are supervised under the direction of the Board of Directors, which is responsible for the overall management of the Fund. Ladenburg Thalmann Fund Management Inc. (the Manager) is responsible for managing the daily business operations of the Fund. Boyar Asset Management, Inc. (the Adviser) provides continuous advisory services to the Fund and Ladenburg Thalmann & Co. Inc. (LTCI) acts as distributor of the Fund's shares. The Fund has employed Integrated Fund Services, Inc. (IFS) to provide administration, accounting and transfer agent services. Certain Directors and officers of the Fund are also officers of the Manager, the Adviser, LTCI or IFS.

MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT
Pursuant to a Management Agreement with the Fund, the Manager, under the supervision of the Board of Directors, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others, including the Adviser. As compensation for its services and the related expenses borne by the Manager, the Fund pays the Manager a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of its average daily net assets.

Pursuant to an Investment Advisory Agreement with the Manager, the Adviser and the Fund, the Adviser agrees to furnish continuous investment advisory services to the Fund. For these services, the Fund pays the Adviser an investment advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of its average daily net assets.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2001


The Manager currently intends to waive its management fees and reimburse other operating expenses of the Fund, and the Adviser currently intends to waive its investment advisory fees, to the extent necessary to limit the total operating expenses of the Fund to 1.75% of average daily net assets. In accordance with the above limitation, the Manager voluntarily waived its management fees of $42,403 and the Adviser voluntarily waived its investment advisory fees of $42,403 for the year ended December 31, 2001.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement between the Fund and IFS, IFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. IFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Directors. For these services, IFS receives a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets up to $50 million; 0.125% of such assets from $50 million to $100 million; and 0.10% of such assets in excess of $100 million, subject to a monthly minimum fee of $1,000.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer Agent, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Fund and IFS, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, IFS receives a monthly fee at an annual rate of $18 per shareholder account, subject to a monthly minimum fee of $1,200. In addition, the Fund pays IFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement between the Fund and IFS, IFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, IFS receives a monthly fee, based on current net assets, of $2,000 from the Fund. In addition, the Fund pays IFS certain out-of-pocket expenses incurred by IFS in obtaining valuations of the Fund's portfolio securities.

SHAREHOLDER SERVICING AND DISTRIBUTION PLAN
The Fund has adopted a Shareholder Servicing and Distribution Plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to LTCI, as a distributor, to provide compensation for ongoing services and/or maintenance of the Fund's shareholder accounts, not otherwise required to be provided by the Adviser or IFS. For the year ended December 31, 2001, the Fund incurred $24,899 and LTCI subsequently waived $24,886 of distribution expenses under the Plan.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2001


MANAGEMENT OF THE FUND (UNAUDITED)

Listed in the charts below is basic information regarding the Directors and Officers of Boyar Value Fund, Inc. (the "Fund").

                                                                                                   NUMBER OF
                                                                                                 PORTFOLIOS IN   OTHER DIRECTORSHIPS
                              POSITION(S)   TERM OF OFFICE1                                      FUND COMPLEX     HELD BY DIRECTOR
                              HELD WITH     AND LENGTH OF       RINCIPAL OCCUPATION(S)            OVERSEEN BY      OUTSIDE THE FUND
NAME/ADDRESS/AGE              FUND          TIME SERVED         DURING LAST 5 YRS                   DIRECTOR           COMPLEX
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS:
MARK A. BOYAR2                Chairman      Since Inception     President, Boyar Asset Management,      1        Chairman, Boyar GP
35 East 21st Street                                             Inc.; President, Mark Boyar & Co.,               Holdings Ltd.;
New York, NY 10010                                               Inc. (a registered broker-dealer);              Chairman, N.R.M.B.
Age : 59                                                        Manager, Ebbets Field Association                Management, Inc.
                                                                LLC; (a holding company); Partner,
                                                                Boyar G.P. Holdings Ltd.

VICTOR M. RIVAS3              President     Since               CEO, Ladenburg Thalmann & Co., Inc.     1        Chairman, Ladenburg
590 Madison Ave.                            December 2000       Corporate (a registered broker-                  Thalmann & Co.,
New York, NY 10012                                              dealer); Strategist, Rickel &                    Inc.; Director and
Age: 58                                                         Associates (an IPO underwriter);                 Chairman of
                                                                Corporate Recruiter, Janssen-                    Ladenburg Thalmann
                                                                Meyers Associates LLP (a securities              Asset Management,
                                                                company).                                        Inc. andLadenburg
                                                                                                                 Fund Management,

DISINTERESTED DIRECTORS:

JAY R. PETSCHEK               Director      Since Inception     Executive Vice President, Brean         1        Director,
C/O Brean Murray & Co, Inc.                                     Murray & Co., Inc. (an investment                Dab-O-Matic Corp.
570 Lexington Ave.            President     Inception -         banker); Managing Director,
New York, NY 10022                          August 2000         Steinberg Asset Management; Senior
Age: 43                                                         Managing Director, Ladenburg
                                                                Thalmann & Co., Inc. (a registered
                                                                broker-dealer); General Partner,
                                                                Corsair Capital Partners L.P. (an
                                                                investment partnership)

HENRY A. ALPERT               Director      Since Inception     President, Spartan Petroleum Corp.      1        Director, Griffin
3333 New Hyde Park Road                                                                                          Corp.
Suite 201
New Hyde Park, NY 11042
Age: 54

A.F. PETROCELLI               Director      Since Inception     Chairman, President and CEO,            1        Director, Philips
C/O United Capital Corp.                                        United Capital Corp. (a                          International
9 Park Place, 4th Floor                                         manufacturing and real estate                    Realty, Nathan's
Great Neck, NY 11021                                            investment company); Chairman,                   Famous, Inc.,
Age: 58                                                         President and  CEO, Prime                        Prime Hospitality
                                                                Hospitality Corp. (a hotel                       Corp.
                                                                management company)

JEFFREY S. SILVERMAN          Director      Since Inception     Chairman and CEO, Ply Gem               1        Chairman, Brand
35 East 21st Street                                             Industries, Inc. (a wholly owned                 Partners Group,
New York, NY 10010                                              subsidiary of Nortek, Inc., a                    Inc.; Director,
Age: 56                                                         building products manufacturer and               Triarc Companies;
                                                                distributor); Chairman and CEO,                  Chairman Ply Gem
                                                                Brand Partners Group, Inc. (a                    Industries
                                                                merchandising, planning and design
                                                                firm);

RICHARD FINKELSTEIN           Director      Since Inception     President, Kenco Communities (a         1               N/A
1000 Clint Moore Rd.                                            real estate developer)
Suite 110
Boca Raton, FL 33487
Age: 52

1 Each Director is elected to serve in accordance with the Articles of Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified.
2 Mr. Boyar is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because of his relationship with Boyar Asset Management, Inc. Boyar Asset Management, Inc. serves as the investment adviser to the Fund.
3 Mr. Rivas is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because of his relationship with Ladenburg Thalmann Fund Management, Inc. and Ladenburg Thalmann & Co., Inc. Ladenburg Thalmann Fund Management, Inc. serves as the manager to the Fund and Ladenburg Thalmann & Co., Inc. serves as Distributor to the Fund.

                                                                                                   NUMBER OF
                                                                                                 PORTFOLIOS IN   OTHER DIRECTORSHIPS
                              POSITION(S)   TERM OF OFFICE1                                      FUND COMPLEX     HELD BY DIRECTOR
                              HELD WITH     AND LENGTH OF       RINCIPAL OCCUPATION(S)            OVERSEEN BY      OUTSIDE THE FUND
NAME/ADDRESS/AGE              FUND          TIME SERVED         DURING LAST 5 YRS                   DIRECTOR           COMPLEX
------------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OFFICERS:
TINA D. HOSKING               Secretary     Since               Vice President and Managing             N/A              N/A
221 East Fourth Street,                     February 2000       Attorney of Integrated Fund
Suite 300                                                       Services, Inc. and IFS Fund
Cincinnati, OH 45202                                            Distributors, Inc.
Age: 33

LISA R. OLIVERIO              Treasurer     Since               Financial Reporting Manager of          N/A              N/A
221 East Fourth Street,                     December 2000       Integrated Fund Services, Inc.
Suite 300
Cincinnati, OH 45202
Age: 32

1 Each Director is elected to serve in accordance with the Articles of Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified.

The Statement of Additional  Information  contains additional  information about
the  Directors  and  is  available   without  charge  upon  request  by  calling
1-800-266-5566.

                         Report of Independent Auditors

To the Board of Directors and Shareholders
Boyar Value Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Boyar Value Fund, Inc. (the Fund) as of December 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boyar Value Fund, Inc. as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                     /s/ ERNST & YOUNG

Cincinnati, Ohio
February 8, 2002